UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-7056
                                                     ---------------------

                     Nuveen Select Maturities Municipal Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: March 31
                                           ------------------

                  Date of reporting period: March 31, 2008
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                                   ANNUAL REPORT
                                                                  March 31, 2008

Nuveen Investments
MUNICIPAL CLOSED-END FUNDS

Photo of: Small child


   NUVEEN SELECT
   MATURITIES
   MUNICIPAL FUND
   NIM


IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Logo: NUVEEN Investments

Photo of: Man working on computer

LIFE IS COMPLEX.
    NUVEEN
     MAKES THINGS
    E-simple.

    ----------------------------------------------------------------------------

    It only takes a minute to sign up for e-Reports. Once enrolled, you'll receive an e-mail as soon as your Nuveen Investments Fund information is ready--no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

FREE E-REPORTS RIGHT TO YOUR E-MAIL!

    www.investordelivery.com
    If you receive your Nuveen Fund
    dividends and statements from your
    financial advisor or brokerage account.

    OR

    www.nuveen.com/accountaccess
    If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Logo: NUVEEN Investments

Chairman's
LETTER TO SHAREHOLDERS

Photo of: Timothy R. Schwertfeger


Timothy R. Schwertfeger

Chairman of the Board

Once again, I am pleased to report that over the twelve-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Manager's Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

With the recent volatility in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

We also are pleased to be able to offer you a choice concerning how you receive your shareholder reports and other Fund information. As an alternative to mailed copies, you can sign up to receive future Fund reports and other Fund information by e-mail and the internet. The inside front cover of this report contains information on how you can sign up.

We are grateful that you have chosen us as a partner as you pursue your financial goals and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
May 15, 2008

Portfolio Manager's COMMENTS

Nuveen Investments Municipal Closed-End Funds
NIM


Portfolio manager Paul Brennan examines U.S. economic and municipal market conditions, key investment strategies, and the annual performance of the Nuveen Select Maturities Municipal Fund (NIM). With 18 years of investment experience, including 16 years with Nuveen, Paul has managed NIM since 2006.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE TWELVE MONTH REPORTING PERIOD ENDED MARCH 31, 2008?

During this reporting period, developments in the financial sector, especially in the credit markets, led to increased volatility, tightening liquidity and a flight to quality. These trends began to take shape during the summer of 2007. The changes became particularly evident in August 2007, when market concerns about defaults on sub-prime mortgages resulted in a liquidity crisis across most fixed income asset classes. In September 2007, the Federal Reserve (Fed) responded to credit market volatility by launching a series of interest rate cuts that lowered the Fed Funds rate by 300 basis points--from 5.25% to 2.25%--in seven months, including reductions of 125 basis points in January 2008 alone. (On April 30, 2008, following the close of this reporting period, the Fed reduced this target rate by another 25 basis points, to 2.00%.)

The Fed's actions also were a response to increased signs of weakness in the U.S. economy, as evidenced by the slowing growth of in the U.S. gross domestic product (GDP), a closely watched measure of economic growth. While the GDP expanded at 3.8% in the second quarter and 4.9% in the third quarter of 2007, this measure dropped sharply to 0.6% in the fourth quarter (all GDP numbers annualized). In the first quarter of 2008, GDP growth remained at an annual rate of 0.6%, restrained by a 27% decline in residential investment and the weakest consumer spending since 2001. Driven largely by increased energy, agricultural, and commodities prices, the Consumer Price Index (CPI) registered a 4.0% year-over-year gain as of March 2008, while the increase in this inflation gauge for the first three months of 2008 was an annualized 3.1%. The core CPI rose 2.1% between April 2007 and March 2008, remaining above the Fed's unofficial target of 2.0% or lower. In the labor markets, January 2008 marked the first decline in new jobs created since 2003, breaking the longest string of employment growth (52 months) in U.S. history. The national unemployment rate for March 2008 was 5.1%, up from 4.4% in March 2007.



Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Fund disclaims any obligation to advise shareholders of such changes.

In the municipal bond market, factors related to the sub-prime mortgage crisis had an indirect, but important, influence on performance. General concerns about the credit markets as well as more specific concerns about municipal bond insurers with exposure to sub-prime mortgages caused some investors to curtail purchases. In addition, many highly leveraged investors were forced to sell holdings of long-maturity bonds into a market already experiencing lack of liquidity. Combined with the Fed rate cuts, this selling produced a sharp steepening of the municipal yield curve, as longer-term interest rates rose and short-term interest rates declined. Between April 1, 2007, and March 31, 2008, the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, rose 76 basis points to 5.24% at the end of March 2008, its highest level since July 2006. By comparison, the yield on the benchmark 10-year U.S. Treasury note dropped more than 120 basis points to end the reporting period at 3.43%. In this environment, bonds with shorter maturities generally outperformed longer maturity bonds and higher quality bonds tended to outperform lower quality credits.

Over the twelve months ended March 2008, municipal bond issuance nationwide totaled $451.1 billion, an increase of 2% from the previous twelve months. During the first three months of 2008, municipal issuance was off sharply from the record pace seen in 2007, as $80.3 billion in new securities came to market, down 25% from the same period in 2007. In the first quarter of 2008, insured bonds comprised 27% of new supply, compared with 51% during the first quarter of 2007. Despite disruptions in the markets, new municipal issuance continued to be met with good demand by institutional and retail buyers as well as non-traditional buyers returning to the market at the end of this period.

WHAT KEY STRATEGIES WERE USED TO MANAGE NIM DURING THIS REPORTING PERIOD?

During this twelve-month period, as the municipal market was characterized by volatility and a steepening yield curve, we sought to capitalize on this environment by concentrating on relative value, taking a bottom-up approach to finding undervalued sectors and individual credits with the potential to perform well over the long term.

Using this fundamental approach, we focused some of our efforts on finding bonds that met NIM's maturity needs, with the goal of keeping the Fund's maturity and duration(1) profiles relatively unchanged. Among the bonds we added to our portfolio were several health care credits. We also emphasized pre-refunded,(2) or escrowed, bonds, which we believed represented good value. These bonds often featured more unusual structural characteristics--such as different coupons, call structures or sinking fund provisions--that we thought could add value to the Fund. Because these structural characteristics are often overlooked, investors who make an effort to investigate them are often



(1) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

(2) Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

rewarded with better return potential. The majority of cash for new purchases was generated by bond redemptions, which are normal occurrences in a fund with an intermediate maturity focus such as NIM.

HOW DID THE FUND PERFORM?

Results for NIM, as well as relevant index information, are presented in the accompanying table.

Total Returns on Common Share Net Asset Value*
For periods ended 3/31/08

                                         1-Year       5-Year       10-Year

NIM                                      3.18%        4.16%        3.48%

Lehman Brothers
7-Year Municipal
Bond Index(3)                            5.59%        3.92%        4.99%


For the twelve months ended March 31, 2008, the total return on net asset value
(NAV) for NIM underperformed the return for the Lehman Brothers 7-Year Municipal Bond Index. Major factors that influenced NIM's performance included duration and yield curve positioning, credit exposure and sector allocations, and holdings of bonds backed by certain municipal bond insurers.

During this twelve-month period, bonds in the Lehman Brothers Municipal Bond Index with maturities of eight years or less, especially those maturing in two to six years, benefited the most from changes in the interest rate environment. As a result, these shorter maturity bonds generally outperformed credits with longer maturities. Bonds having the longest maturities (22 years and longer) posted the worst returns. This market environment was beneficial to NIM, which continued to offer an intermediate-term orientation.(4)



*Annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page for NIM in this report.

(3) The Lehman Brothers 7-Year Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds with maturities ranging from six to eight years. Results for the Lehman index do not reflect any expenses.

(4) In keeping with its investment parameters, NIM maintains an average effective maturity of 12 years or less for portfolio holdings.

However, the positive contribution made by duration positioning was offset to some degree by the performance of bonds rated BBB or lower and non-rated bonds, which generally underperformed higher quality issues. NIM's allocation of approximately 21% of its portfolio to lower-rated and non-rated bonds was higher than that of the Lehman Brothers 7-Year Municipal Bond Index, and the negative impact of this greater exposure to credit risk accounted for some of the performance differential between NIM and the index. In general, bonds that carried any credit risk, regardless of sector, tended to perform poorly. Revenue bonds as a whole, and especially the industrial development and health care sectors that had ranked among the top performers in the Lehman Brothers Municipal Bond Index over the past few years, underperformed the general municipal market. The housing sector also performed poorly.

Overall the Fund benefited from its holdings in water and sewer, special tax, resource recovery and electric utilities. Pre-refunded bonds also performed exceptionally well, due primarily to their shorter effective maturities and higher credit quality. As of March 31, 2008, NIM held 10% of its portfolio in escrowed bonds.

Another factor that had an impact on NIM's performance was the Fund's position in bonds backed by certain municipal insurers. This included bonds insured by XL Capital Assurance (XLCA), Financial Guaranty Insurance Company (FGIC), ACA Financial Guaranty Corporation (ACA) and Financial Security Assurance (FSA).

As concern increased about the balance sheets of municipal bond insurers, prices on bonds insured by these companies declined. On the whole, the holdings of NIM continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

The portfolio of investments reflects the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of March 31, 2008. During March 2008, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. Subsequent to March 31, 2008, at least one rating agency reduced the rating for MBIA-insured bonds to AA. As of March 31, 2008, one or more rating agencies have placed each of these insurers on "negative credit watch", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers. It is important to note that municipal bonds historically have had a very low rate of default.

Dividend and Share Price
                 INFORMATION


The dividend of NIM remained stable throughout the twelve-month reporting period ended March 31, 2008.

NIM seeks to pay stable dividends at rates that reflect the Fund's past results and projected future performance. During certain periods, NIM may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. NIM will, over time, pay all of its net investment income as dividends to shareholders. As of March 31, 2008, NIM had a positive UNII balance for tax purposes and a negative UNII balance for financial statement purposes.

As of March 31, 2008, NIM was trading at a discount of -2.68% to its NAV. The Fund's average discount over the entire twelve-month reporting period was -5.94%.

NIM
Performance
OVERVIEW

Nuveen Select
Maturities
Municipal Fund
                              as of March 31, 2008


Credit Quality (as a % of total investments)(1)
Pie Chart:
AAA/U.S. Guaranteed              57%
AA                                6%
A                                16%
BBB                              14%
BB or Lower                       2%
N/R                               5%


Line Chart:
Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Share
Apr                           0.0365
May                           0.0365
Jun                           0.0365
Jul                           0.0365
Aug                           0.0365
Sep                           0.0365
Oct                           0.0365
Nov                           0.0365
Dec                           0.0365
Jan                           0.0365
Feb                           0.0365
Mar                           0.0365

Line Chart:
Share Price Performance -- Weekly Closing Price
4/01/07                       9.9
                              9.93
                              9.85
                              9.78
                              9.81
                              9.9
                              9.93
                              9.88
                              9.83
                              9.81
                              9.78
                              9.58
                              9.42
                              9.5
                              9.52
                              9.43
                              9.34
                              9.41
                              9.43
                              9.334
                              9.23
                              9.55
                              9.54
                              9.6201
                              9.58
                              9.5101
                              9.44
                              9.49
                              9.48
                              9.73
                              9.33
                              9.31
                              9.27
                              9.09
                              9.15
                              9.16
                              9.22
                              9.06
                              9.25
                              9.25
                              9.53
                              9.58
                              9.41
                              9.46
                              9.69
                              9.54
                              9.2501
                              9.6
                              9.68
                              9.62
                              9.71
                              9.69
                              9.75
3/31/08                       9.8

FUND SNAPSHOT
------------------------------------
Share Price                    $9.80
------------------------------------
Net Asset Value               $10.07
------------------------------------
Premium/(Discount) to NAV     -2.68%
------------------------------------
Market Yield                   4.47%
------------------------------------
Taxable-Equivalent Yield(2)    6.21%
------------------------------------
Net Assets ($000)           $124,831
------------------------------------
Average Effective Maturity
on Securities (Years)          10.69
------------------------------------
Modified Duration               4.36
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/18/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          3.18%         3.18%
------------------------------------
5-Year          4.83%         4.16%
------------------------------------
10-Year         3.71%         3.48%
------------------------------------
STATES
(as a % of total investments)
------------------------------------
Illinois                      14.5%
------------------------------------
Colorado                      13.7%
------------------------------------
Pennsylvania                   7.4%
------------------------------------
Texas                          6.7%
------------------------------------
New York                       6.6%
------------------------------------
South Carolina                 6.6%
------------------------------------
Florida                        5.1%
------------------------------------
Arkansas                       4.3%
------------------------------------
Wisconsin                      3.7%
------------------------------------
Kansas                         3.0%
------------------------------------
Washington                     2.8%
------------------------------------
Iowa                           2.4%
------------------------------------
Alabama                        2.1%
------------------------------------
Massachusetts                  2.0%
------------------------------------
Tennessee                      1.9%
------------------------------------
Michigan                       1.8%
------------------------------------
Connecticut                    1.7%
------------------------------------
Other                          13.7%
------------------------------------
INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed               18.8%
------------------------------------
Utilities                     17.9%
------------------------------------
Health Care                   12.2%
------------------------------------
Tax Obligation/Limited        11.9%
------------------------------------
Tax Obligation/General         6.4%
------------------------------------
Long-Term Care                 5.7%
------------------------------------
Education and Civic
   Organizations               5.0%
------------------------------------
Transportation                 4.9%
------------------------------------
Consumer Staples               4.7%
------------------------------------
Other                         12.5%
------------------------------------

(1) The percentages shown in the foregoing chart reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of March 31, 2008. As explained earlier in the Portfolio Manager's Comments section of this report, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. Subsequent to March 31, 2008, at least one rating agency reduced the rating for MBIA-insured bonds to AA. As of March 31, 2008, one or more rating agencies have placed each of these insurers on "negative credit watch", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers, and thereby reduce the percentage of the ratings shown in the foregoing chart.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NIM

Shareholder MEETING REPORT

The special meeting of shareholders was held in the offices of Nuveen Investments on October 12, 2007.

--------------------------------------------------------------------------------
TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT:
   For                                                                 6,262,498
   Against                                                               225,054
   Abstain                                                               166,400
   Broker Non-Votes                                                    2,434,983
--------------------------------------------------------------------------------
   Total                                                               9,088,935
================================================================================
TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR:
   For                                                                 8,891,810
   Against                                                               102,203
   Abstain                                                                94,922
--------------------------------------------------------------------------------
   Total                                                               9,088,935
================================================================================

Report of
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN SELECT MATURITIES MUNICIPAL FUND


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Select Maturities Municipal Fund as of March 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Select Maturities Municipal Fund at March 31, 2008, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Chicago, Illinois
May 20, 2008

NIM

Nuveen Select Maturities Municipal Fund
Portfolio of INVESTMENTS
                                                                  March 31, 2008

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 2.1%

$       2,000   Alabama 21st Century Authority, Tobacco Settlement Revenue           12/11 at 101.00          A-     $    2,066,220
                 Bonds, Series 2001, 5.750%, 12/01/17

          500   Marshall County Healthcare Authority, Alabama, Revenue Bonds,         1/12 at 101.00          A-            524,540
                 Series 2002A, 6.250%, 1/01/22

------------------------------------------------------------------------------------------------------------------------------------
        2,500   Total Alabama                                                                                             2,590,760
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 1.1%

          165   Phoenix Industrial Development Authority, Arizona, Statewide          4/08 at 101.50         AAA            170,186
                 Single Family Mortgage Revenue Bonds, Series 1998C,
                 6.650%, 10/01/29 (Alternative Minimum Tax)

          300   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue           No Opt. Call         AA-            256,428
                 Bonds, Series 2007, 5.000%, 12/01/37

          750   Surprise Municipal Property Corporation, Arizona, Wastewater          4/11 at 100.00         N/R            727,050
                 System Revenue Bonds, Series 2007, 4.500%, 4/01/17

          265   Winslow Industrial Development Authority, Arizona, Hospital             No Opt. Call         N/R            264,812
                 Revenue Bonds, Winslow Memorial Hospital, Series 1998,
                 5.750%, 6/01/08

------------------------------------------------------------------------------------------------------------------------------------
        1,480   Total Arizona                                                                                             1,418,476
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 4.1%

        1,000   Fort Smith, Arkansas, Water and Sewer Revenue Refunding              10/11 at 100.00         AAA          1,071,820
                 and Construction Bonds, Series 2002A, 5.250%, 10/01/17 -
                 FSA Insured

        1,500   Jefferson County, Arkansas, Pollution Control Revenue Bonds,          6/11 at 100.00          A-          1,470,495
                 Entergy Arkansas Inc. Project, Series 2006, 4.600%, 10/01/17

        1,000   Jonesboro, Arkansas, Industrial Development Revenue Bonds,              No Opt. Call           A          1,064,900
                 Anheuser Busch Inc. Project, Series 2002, 4.600%, 11/15/12

        1,380   North Little Rock, Arkansas, Electric Revenue Refunding Bonds,          No Opt. Call         AAA          1,561,222
                 Series 1992A, 6.500%, 7/01/15 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,880   Total Arkansas                                                                                            5,168,437
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 13.3%

        2,895   Centennial Downs Metropolitan District, Colorado, General            12/14 at 100.00         AAA          3,029,994
                 Obligation Bonds, Series 1999, 5.000%, 12/01/20 -
                 AMBAC Insured

        1,290   Colorado Educational and Cultural Facilities Authority, Charter       7/12 at 100.00         BBB          1,294,928
                 School Revenue Bonds, Douglas County School District RE-1 -
                 DCS Montessori School, Series 2002A, 6.000%, 7/15/22

        1,175   Colorado Educational and Cultural Facilities Authority,              12/13 at 100.00           A          1,184,001
                 Revenue Bonds, Classical Academy Charter School, Series 2003,
                 4.500%, 12/01/18 - XLCA Insured

          290   Colorado Housing Finance Authority, Single Family Program             4/10 at 105.00          AA            304,230
                 Senior Bonds, Series 2000D-2, 6.900%, 4/01/29
                 (Alternative Minimum Tax)

        1,025   Denver Health and Hospitals Authority, Colorado, Healthcare          12/11 at 100.00     BBB (4)          1,139,062
                 Revenue Bonds, Series 2001A, 6.000%, 12/01/23
                 (Pre-refunded 12/01/11)

        1,465   Denver West Metropolitan District, Colorado, General Obligation      12/13 at 100.00          AA          1,429,752
                 Refunding and Improvement Bonds, Series 2003,
                 4.500%, 12/01/18 - RAAI Insured

        1,340   Eagle Bend Metropolitan District 2, Colorado, General Obligation     12/14 at 101.00          AA          1,342,452
                 Bonds, Series 2004, 5.000%, 12/01/20 - RAAI Insured


                                       13

NIM
Nuveen Select Maturities Municipal Fund (continued)
Portfolio of INVESTMENTS March 31, (2008)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)

$          44   El Paso County, Colorado, FNMA Mortgage-Backed Single Family            No Opt. Call         Aaa     $       46,441
                 Revenue Refunding Bonds, Series 1992A-2, 8.750%, 6/01/11

          700   Erie, Boulder and Weld Counties, Colorado, Water Enterprise          12/08 at 100.00     N/R (4)            714,938
                 Revenue Bonds, Series 1998, 5.000%, 12/01/23
                 (Pre-refunded 12/01/08) - ACA Insured

        1,050   Erie, Boulder and Weld Counties, Colorado, Water Enterprise          12/08 at 100.00         N/R            938,816
                 Revenue Bonds, Series 1998, 5.000%, 12/01/23 - ACA Insured

           70   Northwest Parkway Public Highway Authority, Colorado,                 6/11 at 102.00         AAA             76,002
                 Revenue Bonds, Senior Series 2001A, 5.250%, 6/15/41
                 (Pre-refunded 6/15/11) - FSA Insured

        5,875   Northwest Parkway Public Highway Authority, Colorado,                  6/11 at 38.04         AAA          2,003,493
                 Senior Lien Revenue Bonds, Series 2001B, 0.000%, 6/15/27
                 (Pre-refunded 6/15/11) - AMBAC Insured

        2,845   University of Colorado Hospital Authority, Revenue Bonds,            11/11 at 100.00    Baa1 (4)          3,119,030
                 Series 2001A, 5.600%, 11/15/21 (Pre-refunded 11/15/11)

------------------------------------------------------------------------------------------------------------------------------------
       20,064   Total Colorado                                                                                           16,623,139
------------------------------------------------------------------------------------------------------------------------------------


                CONNECTICUT - 1.6%

                Eastern Connecticut Resource Recovery Authority, Solid Waste
                Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
          450    5.500%, 1/01/14 (Alternative Minimum Tax)                            7/08 at 100.00         BBB            450,095
        1,570    5.500%, 1/01/15 (Alternative Minimum Tax)                            5/08 at 100.00         BBB          1,570,126

------------------------------------------------------------------------------------------------------------------------------------
        2,020   Total Connecticut                                                                                         2,020,221
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 4.9%

        2,400   Deltona, Florida, Utility Systems Water and Sewer Revenue            10/13 at 100.00         AAA          2,581,992
                 Bonds, Series 2003, 5.250%, 10/01/17 - MBIA Insured

        1,000   Florida Citizens Property Insurance Corporation, High Risk              No Opt. Call         AAA          1,081,200
                 Account Revenue Bonds, Series 2007A, 5.000%, 3/01/15 -
                 MBIA Insured

           70   JEA, Florida, Electric Revenue Certificates, Series 1973-2,             No Opt. Call         AAA             76,175
                 6.800%, 7/01/12 (ETM)

        2,000   Orange County, Florida, Tourist Development Tax Revenue Bonds,       10/15 at 100.00         AAA          2,050,260
                 Series 2005, 5.000%, 10/01/22 - AMBAC Insured

          320   Port Everglades Authority, Florida, Port Facilities Revenue Bonds,      No Opt. Call         AAA            370,528
                 Series 1986, 7.125%, 11/01/16 (ETM)

------------------------------------------------------------------------------------------------------------------------------------
        5,790   Total Florida                                                                                             6,160,155
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 0.4%

          445   Cherokee County Water and Sewerage Authority, Georgia,                8/22 at 100.00         AAA            478,642
                 Revenue Bonds, Series 1995, 5.200%, 8/01/25
                 (Pre-refunded 8/01/22) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 14.1%

          715   Chicago, Illinois, Tax Increment Allocation Bonds, Irving/Cicero      1/09 at 100.00         N/R            722,036
                 Redevelopment Project, Series 1998, 7.000%, 1/01/14

        1,500   Cook County Township High School District 208, Illinois, General     12/15 at 100.00         Aaa          1,563,990
                 Obligation Bonds, Series 2006, 5.000%, 12/01/21 -
                 MBIA Insured

        2,000   Huntley, Illinois, Special Service Area 9, Special Tax Bonds,         3/17 at 100.00         AAA          2,014,160
                 Series 2007, 5.100%, 3/01/28 - AGC Insured

        4,860   Illinois Development Finance Authority, GNMA Collateralized           4/11 at 105.00         Aaa          5,457,144
                 Mortgage Revenue Bonds, Greek American Nursing Home
                 Committee, Series 2000A, 7.600%, 4/20/40

        2,000   Illinois Development Finance Authority, Revenue Refunding             4/10 at 102.00        Baa3          2,064,900
                 Bonds, Olin Corporation, Series 1993D, 6.750%, 3/01/16

        2,000   Illinois Educational Facilities Authority, Revenue Bonds, Art         3/14 at 102.00          A1          2,031,480
                 Institute of Chicago, Series 2000, 4.450%, 3/01/34
                 (Mandatory put 3/01/15)


                                       14

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       1,000   Illinois Educational Facilities Authority, Student Housing            5/12 at 101.00         Aaa     $    1,149,740
                 Revenue Bonds, Educational Advancement Foundation Fund,
                 University Center Project, Series 2002, 6.625%, 5/01/17
                 (Pre-refunded 5/01/12)

          250   Illinois Finance Authority, Revenue Bonds, Roosevelt University,      4/17 at 100.00        Baa1            244,073
                 Series 2007, 5.250%, 4/01/22

           25   Illinois Health Facilities Authority, Revenue Bonds, Condell          5/10 at 101.00        Baa3             26,059
                 Medical Center, Series 2000, 6.350%, 5/15/15

                Illinois Health Facilities Authority, Revenue Bonds, Condell Medical
                Center, Series 2002:
          100    5.250%, 5/15/11                                                        No Opt. Call        Baa3            103,482
           20    5.250%, 5/15/12                                                        No Opt. Call        Baa3             20,821

           85   Illinois Health Facilities Authority, Revenue Bonds, Lutheran           No Opt. Call         AAA             90,203
                 General Health System, Series 1993A, 6.125%, 4/01/12 -
                 FSA Insured (ETM)

          695   Illinois Health Facilities Authority, Revenue Bonds,                  8/09 at 101.00           A            707,670
                 Silver Cross Hospital and Medical Centers, Series 1999,
                 5.500%, 8/15/19

          515   Illinois Health Facilities Authority, Revenue Bonds, Silver Cross     8/09 at 101.00       A (4)            544,401
                 Hospital and Medical Centers, Series 1999, 5.500%, 8/15/19
                 (Pre-refunded 8/15/09)

        1,355   Kane & DeKalb Counties, Illinois, Community United School               No Opt. Call         Aaa            833,311
                 District 301, General Obligation Bonds, Series 2006,
                 0.000%, 12/01/18 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       17,120   Total Illinois                                                                                           17,573,470
------------------------------------------------------------------------------------------------------------------------------------


                IOWA - 2.4%

        1,000   Iowa Finance Authority, Healthcare Revenue Bonds, Genesis             7/10 at 100.00          A1          1,023,630
                 Medical Center, Series 2000, 6.250%, 7/01/25

        1,800   Iowa Tobacco Settlement Authority, Tobacco Settlement                 6/11 at 101.00         AAA          1,922,814
                 Asset-Backed Revenue Bonds, Series 2001B,
                 5.300%, 6/01/25 (Pre-refunded 6/01/11)

------------------------------------------------------------------------------------------------------------------------------------
        2,800   Total Iowa                                                                                                2,946,444
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 2.9%

        3,500   Wichita, Kansas, Hospital Facilities Revenue Refunding and           11/11 at 101.00          A+          3,595,900
                 Improvement Bonds, Via Christi Health System Inc.,
                 Series 2001-III, 5.500%, 11/15/21
------------------------------------------------------------------------------------------------------------------------------------


                KENTUCKY - 1.3%

        1,565   Kentucky Housing Corporation, Housing Revenue Bonds,                  1/15 at 100.60         AAA          1,588,084
                 Series 2005G, 5.000%, 7/01/30 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 0.4%

          500   Louisiana Public Facilities Authority, Revenue Bonds,                 7/14 at 100.00         AAA            507,670
                 Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 0.8%

        1,100   Maryland Energy Financing Administration, Revenue Bonds,              5/08 at 100.00         N/R          1,057,738
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 2.0%

          500   Massachusetts Development Finance Agency, Revenue Bonds,             10/17 at 100.00         BB-            455,980
                 Orchard Cove, Series 2007, 5.000%, 10/01/19

        1,460   Massachusetts Housing Finance Agency, Rental Housing                  7/10 at 100.00         AAA          1,498,398
                 Mortgage Revenue Bonds, Series 2000H, 6.650%, 7/01/41 -
                 MBIA Insured (Alternative Minimum Tax)

                Massachusetts Port Authority, Special Facilities Revenue Bonds,
                Delta Air Lines Inc., Series 2001A:
          100    5.200%, 1/01/20 - AMBAC Insured (Alternative Minimum Tax)            1/11 at 101.00         AAA            100,607
          435    5.000%, 1/01/27 - AMBAC Insured (Alternative Minimum Tax)            1/11 at 101.00         AAA            408,748

------------------------------------------------------------------------------------------------------------------------------------
        2,495   Total Massachusetts                                                                                       2,463,733
------------------------------------------------------------------------------------------------------------------------------------


                                       15

NIM
Nuveen Select Maturities Municipal Fund (continued)
Portfolio of INVESTMENTS March 31, (2008)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 1.7%

$       1,000   Cornell Township Economic Development Corporation, Michigan,          5/12 at 100.00         AAA     $    1,112,210
                 Environmental Improvement Revenue Refunding Bonds,
                 MeadWestvaco Corporation-Escanaba Project, Series 2002,
                 5.875%, 5/01/18 (Pre-refunded 5/01/12)

          600   Michigan State Hospital Finance Authority, Hospital Revenue           7/08 at 100.00         Ba3            600,018
                 Refunding Bonds, Sinai Hospital, Series 1995, 6.625%, 1/01/16

          470   Michigan State Hospital Finance Authority, Revenue Refunding          5/08 at 100.00         BB-            470,432
                 Bonds, Detroit Medical Center, Series 1988A, 8.125%, 8/15/12

------------------------------------------------------------------------------------------------------------------------------------
        2,070   Total Michigan                                                                                            2,182,660
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 0.7%

          825   White Earth Band of Chippewa Indians, Minnesota, Revenue                No Opt. Call         N/R            850,196
                 Bonds, Series 2000A, 7.000%, 12/01/11 - ACA Insured
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 0.8%

                Mississippi Hospital Equipment and Facilities Authority, Revenue
                Bonds, Baptist Memorial Healthcare, Series 2004B-1:
          700    5.000%, 9/01/16                                                        No Opt. Call          AA            731,591
          300    5.000%, 9/01/24                                                      9/14 at 100.00          AA            295,695

------------------------------------------------------------------------------------------------------------------------------------
        1,000   Total Mississippi                                                                                         1,027,286
------------------------------------------------------------------------------------------------------------------------------------


                MONTANA - 0.0%

           50   University of Montana, Revenue Bonds, Series 1996D,                   5/08 at 101.00         AAA             54,608
                 5.375%, 5/15/19 - MBIA Insured (ETM)
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 0.9%

        1,000   Dodge County School District 1, Nebraska, Fremont Public             12/14 at 100.00         Aaa          1,067,520
                 Schools, General Obligation Bonds, Series 2004,
                 5.000%, 12/15/19 - FSA Insured

           30   NebHelp Inc., Nebraska, Senior Subordinate Bonds, Student               No Opt. Call         Aaa             31,318
                 Loan Program, Series 1993A-5B, 6.250%, 6/01/18 -
                 MBIA Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,030   Total Nebraska                                                                                            1,098,838
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 0.4%

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                2000:
          800    0.000%, 1/01/15 - AMBAC Insured                                        No Opt. Call         AAA            513,912
           25    0.000%, 1/01/20 - AMBAC Insured                                        No Opt. Call         AAA             11,401

------------------------------------------------------------------------------------------------------------------------------------
          825   Total Nevada                                                                                                525,313
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 0.4%

          500   Bayonne Redevelopment Agency, New Jersey, Revenue Bonds,                No Opt. Call        BBB-            510,765
                 Royal Caribbean Cruises Project, Series 2006A,
                 4.750%, 11/01/16 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 6.4%

        1,000   Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00          AA          1,052,910
                 Brooklyn Law School, Series 2003A, 5.500%, 7/01/15 -
                 RAAI Insured

          300   New York City Industrial Development Agency, New York,                  No Opt. Call         N/R            294,447
                 Civic Facility Revenue Bonds, Special Needs Facilities Pooled
                 Program, Series 2008A-1, 5.700%, 7/01/13

        1,500   New York State Energy Research and Development Authority,             5/08 at 100.00          A1          1,501,095
                 Facilities Revenue Bonds, Consolidated Edison Company Inc.,
                 Series 2001A, 4.700%, 6/01/36 (Mandatory put 10/01/12)
                 (Alternative Minimum Tax)

          315   New York State Medical Care Facilities Finance Agency,                8/08 at 100.00         AA+            315,844
                 FHA-Insured Mortgage Hospital and Nursing Home Revenue
                 Bonds, Series 1995C, 6.100%, 8/15/15

        4,300   Port Authority of New York and New Jersey, Special Project              No Opt. Call         AAA          4,856,979
                 Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                 7.000%, 12/01/12 - MBIA Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        7,415   Total New York                                                                                            8,021,275
------------------------------------------------------------------------------------------------------------------------------------


                                       16

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 1.6%

$       1,880   Union County, North Carolina, Certificates of Participation,          6/13 at 101.00         AAA     $    1,979,038
                 Series 2003, 5.000%, 6/01/18 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 1.5%

          870   Buckeye Tobacco Settlement Financing Authority, Ohio,                 6/17 at 100.00         BBB            814,050
                 Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien,
                 Series 2007A-2, 5.125%, 6/01/24

        1,000   Toledo-Lucas County Port Authority, Ohio, Port Revenue Bonds,           No Opt. Call           A          1,030,020
                 Cargill Inc., Series 2004B, 4.500%, 12/01/15

------------------------------------------------------------------------------------------------------------------------------------
        1,870   Total Ohio                                                                                                1,844,070
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 0.9%

        1,150   Oklahoma State Industries Authority, Health System Revenue            8/08 at 100.00         AAA          1,158,602
                 Refunding Bonds, Baptist Medical Center, Series 1995D,
                 5.000%, 8/15/14 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 7.2%

        1,120   Pennsylvania Higher Educational Facilities Authority, College           No Opt. Call         Aaa          1,272,118
                 Revenue Bonds, Ninth Series 1976, 7.625%, 7/01/15 (ETM)

          225   Pennsylvania Higher Educational Facilities Authority, Revenue         3/09 at 100.00      AA (4)            235,393
                 Bonds, University of the Arts, Series 1999, 5.150%, 3/15/20 -
                 RAAI Insured (ETM)

        4,120   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  8/14 at 100.00         AAA          4,385,040
                 Eighteenth Series 2004, 5.000%, 8/01/15 - AMBAC Insured

        1,605   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                    No Opt. Call         AAA          1,897,929
                 Twelfth Series 1990B, 7.000%, 5/15/20 - MBIA Insured (ETM)

        1,085   Pittsburgh School District, Allegheny County, Pennsylvania,             No Opt. Call         AAA          1,164,216
                 General Obligation Bonds, Series 2006B, 5.000%, 9/01/12 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,155   Total Pennsylvania                                                                                        8,954,696
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 6.4%

          750   Berkeley County School District, South Carolina, Installment         12/13 at 100.00          A-            763,170
                 Purchase Revenue Bonds, Securing Assets for Education,
                 Series 2003, 5.250%, 12/01/19

        1,540   Piedmont Municipal Power Agency, South Carolina, Electric               No Opt. Call    Baa1 (4)          1,900,129
                 Revenue Bonds, Series 1991, 6.750%, 1/01/19 -
                 FGIC Insured (ETM)

        2,835   Piedmont Municipal Power Agency, South Carolina, Electric               No Opt. Call        Baa1          3,441,265
                 Revenue Bonds, Series 1991, 6.750%, 1/01/19 - FGIC Insured

            5   South Carolina JOBS Economic Development Authority,                  11/12 at 100.00      A- (4)              5,585
                 Economic Development Revenue Bonds, Bon Secours Health
                 System Inc., Series 2002A, 5.625%, 11/15/30
                 (Pre-refunded 11/15/12)

           20   South Carolina JOBS Economic Development Authority,                  11/12 at 100.00          A-             20,124
                 Economic Development Revenue Bonds, Bon Secours Health
                 System Inc., Series 2002B, 5.625%, 11/15/30

        1,260   South Carolina JOBS Economic Development Authority, Hospital            No Opt. Call    Baa2 (4)          1,346,675
                 Revenue Bonds, Palmetto Health Alliance, Series 2000A,
                 7.000%, 12/15/10 (ETM)

          500   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB            501,765
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22

------------------------------------------------------------------------------------------------------------------------------------
        6,910   Total South Carolina                                                                                      7,978,713
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH DAKOTA - 0.8%

        1,000   South Dakota Health and Educational Facilities Authority,             5/17 at 100.00         AA-            955,460
                 Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/27
------------------------------------------------------------------------------------------------------------------------------------


                                       17

                                       NIM

                      Nuveen Select Maturities Municipal Fund (continued)
                      Portfolio of INVESTMENTS March 31, (2008)

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 1.8%

                Shelby County Health, Educational and Housing Facilities Board,
                Tennessee, Hospital Revenue Bonds, Methodist Healthcare, Series
                2002:
$         750    6.000%, 9/01/17 (Pre-refunded 9/01/12)                               9/12 at 100.00      A- (4)     $      846,773
        1,250    6.000%, 9/01/17 (Pre-refunded 9/01/12)                               9/12 at 100.00      A- (4)          1,411,288

------------------------------------------------------------------------------------------------------------------------------------
        2,000   Total Tennessee                                                                                           2,258,061
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 6.5%

        1,055   Austin, Texas, General Obligation Bonds, Series 2004,                 9/14 at 100.00         AAA          1,101,399
                 5.000%, 9/01/20 - MBIA Insured

          565   Bexar County Housing Finance Corporation, Texas, FNMA                   No Opt. Call         AAA            581,730
                 Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra
                 Apartments Project, Series 2007A, 4.700%, 10/01/15
                 (Alternative Minimum Tax)

           25   Brazos River Authority, Texas, Collateralized Pollution Control         No Opt. Call        Caa1             22,844
                 Revenue Bonds, Texas Utilities Electric Company, Series 2003D,
                 5.400%, 10/01/29 (Mandatory put 10/01/14)

        2,000   Brazos River Authority, Texas, Collateralized Revenue                 6/14 at 100.00        BBB+          2,024,160
                 Refunding Bonds, CenterPoint Energy Inc., Series 2004B,
                 4.250%, 12/01/17 - FGIC Insured

          500   Brazos River Authority, Texas, Pollution Control Revenue                No Opt. Call        Caa1            475,535
                 Refunding Bonds, TXU Electric Company, Series 2001C,
                 5.750%, 5/01/36 (Mandatory put 11/01/11)
                 (Alternative Minimum Tax)

           15   Brazos River Authority, Texas, Pollution Control Revenue                No Opt. Call        Caa1             14,543
                 Refunding Bonds, TXU Energy Company LLC, Series 2003A,
                 6.750%, 4/01/38 (Mandatory put 4/01/13)
                 (Alternative Minimum Tax)

        1,875   Denton Independent School District, Denton County, Texas,             8/16 at 100.00         AAA          1,977,694
                 General Obligation Bonds, Series 2006, 5.000%, 8/15/20

           55   Galveston Property Finance Authority Inc., Texas, Single Family       9/08 at 100.00        Caa1             54,188
                 Mortgage Revenue Bonds, Series 1991A, 8.500%, 9/01/11

          300   Kerrville Health Facilities Development Corporation, Texas,             No Opt. Call        BBB-            273,486
                 Revenue Bonds, Sid Peterson Memorial Hospital Project,
                 Series 2005, 5.125%, 8/15/26

           25   Sabine River Authority, Texas, Pollution Control Revenue Bonds,         No Opt. Call        Caa1             23,762
                 TXU Energy Company LLC Project, Series 2001B,
                 5.750%, 5/01/30 (Mandatory put 11/01/11)
                 (Alternative Minimum Tax)

        1,500   Texas Municipal Gas Acquisition and Supply Corporation I, Gas         5/08 at 100.00          A+          1,200,000
                 Supply Revenue Bonds, Series 2006B, 3.894%, 12/15/17

          320   Tri-County Mental Health and Retardation Center, Texas,               9/08 at 100.00         AAA            325,152
                 Revenue Bonds, Facilities Acquisition Program, Series 1995E,
                 6.500%, 3/01/15 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,235   Total Texas                                                                                               8,074,493
------------------------------------------------------------------------------------------------------------------------------------


                UTAH - 1.0%

        1,305   Bountiful, Davis County, Utah, Hospital Revenue Refunding               No Opt. Call         N/R          1,305,666
                 Bonds, South Davis Community Hospital Project, Series 1998,
                 6.000%, 12/15/10
------------------------------------------------------------------------------------------------------------------------------------


                VIRGINIA - 0.2%

          250   Virginia College Building Authority, Educational Facilities           7/08 at 101.00          AA            251,723
                 Revenue Refunding Bonds, Marymount University, Series 1998,
                 5.100%, 7/01/18 - RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 2.8%

        1,130   Washington Public Power Supply System, Revenue Refunding                No Opt. Call         AAA          1,144,814
                 Bonds, Nuclear Project 1, Series 1993A, 7.000%, 7/01/08 (ETM)

        1,870   Washington Public Power Supply System, Revenue Refunding                No Opt. Call         AAA          1,893,618
                 Bonds, Nuclear Project 1, Series 1993A, 7.000%, 7/01/08

          295   Washington Public Power Supply System, Revenue Refunding                No Opt. Call         AAA            366,723
                 Bonds, Nuclear Project 3, Series 1989B, 7.125%, 7/01/16 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,295   Total Washington                                                                                          3,405,155
------------------------------------------------------------------------------------------------------------------------------------


                                       18

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 3.6%

                Badger Tobacco Asset Securitization Corporation, Wisconsin,
                Tobacco Settlement Asset-Backed Bonds, Series 2002:
$         785    6.125%, 6/01/27                                                      6/12 at 100.00         BBB     $      787,920
        1,480    6.375%, 6/01/32                                                      6/12 at 100.00         BBB          1,463,483

        1,000   Wisconsin Health and Educational Facilities Authority,                7/11 at 100.00          A-          1,027,750
                 Revenue Bonds, Agnesian Healthcare Inc., Series 2001,
                 6.000%, 7/01/21

        1,150   Wisconsin Health and Educational Facilities Authority,                2/09 at 101.00        BBB+          1,150,322
                 Revenue Bonds, Aurora Health Care Inc., Series 1999A,
                 5.500%, 2/15/20 - ACA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,415   Total Wisconsin                                                                                           4,429,475
------------------------------------------------------------------------------------------------------------------------------------
$     120,439   Total Investments (cost $119,214,940) - 97.0%                                                           121,058,962
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.0%                                                                      3,772,368
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $  124,831,330
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                         The Portfolio of Investments reflects the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of March 31, 2008. During March 2008, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. Subsequent to March 31, 2008, at least one rating agency reduced the rating for MBIA-insured bonds to AA. As of March 31, 2008, one or more rating agencies have placed each of these insurers on "negative credit watch", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    N/R  Not rated.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

Statement of
ASSETS & LIABILITIES
                                                                  March 31, 2008
--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $119,214,940)                          $121,058,962
Cash                                                                    146,942
Receivables:
   Interest                                                           1,987,905
   Investments sold                                                   2,401,625
Other assets                                                              7,329
--------------------------------------------------------------------------------
      Total assets                                                  125,602,763
--------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                       246,726
Accrued expenses:
   Management fees                                                       51,418
   Other                                                                 44,295
Dividends payable                                                       428,994
--------------------------------------------------------------------------------
      Total liabilities                                                 771,433
--------------------------------------------------------------------------------
Net assets                                                         $124,831,330
================================================================================
Shares outstanding                                                   12,396,406
================================================================================
Net asset value per share outstanding                              $      10.07
================================================================================

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Shares, $.01 par value per share                                   $    123,964
Paid-in surplus                                                     138,330,053
Undistributed (Over-distribution of) net investment income              (97,871)
Accumulated net realized gain (loss) from investments               (15,368,838)
Net unrealized appreciation (depreciation) of investments             1,844,022
--------------------------------------------------------------------------------
Net assets                                                         $124,831,330
================================================================================
Authorized shares                                                     Unlimited
================================================================================

                                 See accompanying notes to financial statements.

Statement of
OPERATIONS
                                                       Year Ended March 31, 2008


--------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $ 6,232,023
--------------------------------------------------------------------------------
EXPENSES
Management fees                                                         608,467
Shareholders' servicing agent fees and expenses                           9,867
Custodian's fees and expenses                                            35,050
Trustees' fees and expenses                                               2,921
Professional fees                                                        14,377
Shareholders' reports - printing and mailing expenses                    39,829
Stock exchange listing fees                                               9,551
Investor relations expense                                               15,972
Other expenses                                                            4,968
--------------------------------------------------------------------------------
Total expenses before custodian fee credit                              741,002
   Custodian fee credit                                                 (18,540)
--------------------------------------------------------------------------------
Net expenses                                                            722,462
--------------------------------------------------------------------------------
Net investment income                                                 5,509,561
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                               (49,131)
Change in net unrealized appreciation (depreciation) of investments  (1,515,776)
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              (1,564,907)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations               $ 3,944,654
================================================================================

                                 See accompanying notes to financial statements.

Statement of
CHANGES in NET ASSETS

                                                                                                        YEAR ENDED       YEAR ENDED
                                                                                                           3/31/08          3/31/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                                  $  5,509,561    $  5,645,379
Net realized gain (loss) from investments                                                                   (49,131)        (16,869)
Change in net unrealized appreciation (depreciation) of investments                                      (1,515,776)       (622,595)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                                     3,944,654       6,251,105
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                                                               (5,429,625)     (5,791,598)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                                (5,429,625)     (5,791,598)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                                    (1,484,971)        459,507
Net assets at the beginning of year                                                                     126,316,301     125,856,794
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                                          $124,831,330    $126,316,301
------------------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year                          $    (97,871)   $   (178,249)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
FINANCIAL STATEMENTS


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The fund covered in this report and its corresponding New York Stock Exchange symbol is Nuveen Select Maturities Municipal Fund (NIM) (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company.

The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital by investing in a diversified, investment-grade quality portfolio of municipal obligations with intermediate characteristics. In managing its portfolio, the Fund has purchased municipal obligations having remaining effective maturities of no more than fifteen years with respect to 80% of its total assets that, in the opinion of Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), represent the best value in terms of the balance between yield and capital preservation currently available from the intermediate sector of the municipal market. The Adviser will actively monitor the effective maturities of the Fund's investments in response to prevailing market conditions, and will adjust its portfolio consistent with its investment policy of maintaining an average effective remaining maturity of twelve years or less.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If the pricing service is unable to supply a price for a municipal bond, the Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment is unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish a fair value in accordance with procedures established in good faith by the Board of Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At March 31, 2008, the Fund had no such outstanding purchase commitments.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.

Notes to
FINANCIAL STATEMENTS (continued)


Effective September 30, 2007, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than- not threshold may result in a tax benefit or expense in the current year.

Implementation of FIN 48 required management of the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Fund has no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Fund has reviewed all tax positions taken or expected to be taken in the preparation of the Fund's tax returns and concluded the adoption of FIN 48 resulted in no impact to the Fund's net assets or results of operations as of and during the fiscal year ended March 31, 2008.

The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not invest in any such instruments during the fiscal year ended March 31, 2008.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

The Fund did not engage in transactions of its own shares during the fiscal years ended March 31, 2008 and March 31, 2007.

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended March 31, 2008, aggregated $14,293,118 and $13,172,056, respectively.

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At March 31, 2008, the cost of investments was $119,156,103.

Gross unrealized appreciation and gross unrealized depreciation of investments at March 31, 2008, were as follows:


--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                     $ 3,142,861
   Depreciation                                                      (1,240,002)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments           $ 1,902,859
================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at March 31, 2008, the Fund's tax year end, were as follows:


--------------------------------------------------------------------------------
Undistributed net tax-exempt income *                                  $290,617
Undistributed net ordinary income **                                         10
Undistributed net long-term capital gains                                    --
================================================================================
* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 3, 2008, paid on April 1, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Notes to
FINANCIAL STATEMENTS (continued)



The tax character of distributions paid during the Fund's tax years ended March 31, 2008 and March 31, 2007, was designated for purposes of the dividends paid deduction as follows:

2008
--------------------------------------------------------------------------------
Distributions from net tax-exempt income ***                          $5,429,625
Distributions from net ordinary income **                                     --
Distributions from net long-term capital gains ****                           --
================================================================================

2007
--------------------------------------------------------------------------------
Distributions from net tax-exempt income                              $5,764,329
Distributions from net ordinary income **                                 64,461
Distributions from net long-term capital gains                                --
================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Fund hereby designates this amount paid during the fiscal year ended March 31, 2008, as Exempt Interest Dividends.

**** The Fund designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(6)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended March 31, 2008.

At March 31, 2008, the Fund's tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

--------------------------------------------------------------------------------
Expiration:
   March 31, 2010                                                    $    14,922
   March 31, 2011                                                      6,523,386
   March 31, 2012                                                      8,737,799
   March 31, 2013                                                          4,977
   March 31, 2014                                                         14,448
   March 31, 2015                                                         11,084
   March 31, 2016                                                         44,763
--------------------------------------------------------------------------------
Total                                                                $15,351,379
================================================================================

The Fund elected to defer net realized losses from investments incurred from November 1, 2007 through March 31, 2008, the Fund's tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses of $12,331 were treated as having arisen on the first day of the following fiscal year.

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                                     FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .3000%
For the next $125 million                                                 .2875
For the next $250 million                                                 .2750
For the next $500 million                                                 .2625
For the next $1 billion                                                   .2500
For net assets over $2 billion                                            .2375
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of March 31, 2008, the complex-level fee rate was .1870%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1698
$125 billion                                                              .1617
$200 billion                                                              .1536
$250 billion                                                              .1509
$300 billion                                                              .1490
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

Notes to
FINANCIAL STATEMENTS (continued)


The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC ("Madison Dearborn"), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an "assignment" (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between the Fund and the Adviser, and resulted in the automatic termination of the Fund's agreement. The Board of Trustees of the Fund considered and approved a new investment management agreement with the Adviser on the same terms as the previous agreements. Each new ongoing investment management agreement was approved by the shareholders of the Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn include an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect "affiliated person" (as that term is defined in the Investment Company Act of 1940) of the Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Fund is generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch's affiliation will significantly impact the ability of the Fund to pursue its investment objectives and policies.

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. As of March 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

7. SUBSEQUENT EVENTS

Distributions to Shareholders

The Fund declared a dividend distribution of $.0365 per share from its tax-exempt net investment income which was paid on May 1, 2008, to shareholders of record on April 15, 2008.

                      Financial
                      HIGHLIGHTS


Selected data for a share outstanding throughout each period:

                                          Investment Operations                     Less Distributions
                                   -----------------------------------     -----------------------------------
                                                        Net
                        Beginning         Net     Realized/                       Net                              Ending    Ending
                        Net Asset  Investment    Unrealized                Investment     Capital               Net Asset    Market
                            Value      Income    Gain (Loss)     Total         Income       Gains       Total       Value     Value
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2008                      $10.19         $.44         $(.12)      $.32          $(.44)       $ --       $(.44)     $10.07     $9.80
2007                       10.15          .46           .05        .51           (.47)         --        (.47)      10.19      9.94
2006                       10.22          .48          (.07)       .41           (.48)         --        (.48)      10.15      9.95
2005                       10.35          .49          (.14)       .35           (.48)         --        (.48)      10.22      9.30
2004                       10.34          .51            --        .51           (.50)         --        (.50)      10.35      9.93
====================================================================================================================================
                                                                             Ratios/Supplemental Data
                                              --------------------------------------------------------------------------------------
                                                                  Ratios to Average            Ratios to Average
                                                                      Net Assets                   Net Assets
                        Total Returns                               Before Credit                After Credit*
                    ----------------------                     -----------------------      -----------------------
                    Based on     Based on         Ending                           Net                          Net        Portfolio
                      Market    Net Asset     Net Assets                    Investment                   Investment         Turnover
                       Value+       Value+          (000)      Expenses         Income      Expenses         Income             Rate
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2008                    3.18%        3.18%      $124,831            .59%          4.37%          .57%          4.38%             11%
2007                    4.75         5.10        126,316            .62           4.44           .58           4.48              15
2006                   12.21         4.02        125,857            .59           4.67           .57           4.68               7
2005                   (1.52)        3.44        126,645            .61           4.81           .60           4.82              10
2004                    6.03         5.09        128,335            .63           4.92           .62           4.93              13
====================================================================================================================================

*    After custodian fee credit.

+ Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

                                 See accompanying notes to financial statements.


                                  30-31 spread

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at eight. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX     INCLUDING OTHER
                                                     AND TERM(2)    OVERSEEN BY         DIRECTORSHIPS
                                                                    BOARD MEMBER        DURING PAST 5 YEARS

BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
[] TIMOTHY R. SCHWERTFEGER(1)                                                           Former director (1994-November 12, 2007),
   3/28/49                     Chairman of           1994                               Chairman (1996-June 30, 2007), Non-Executive
   333 W. Wacker Drive         the Board             CLASS I               184          Chairman (July 1, 2007-November 12, 2007)
   Chicago, IL 60606           and Board Member                                         and Chief Executive Officer (1996-June 30,
                                                                                        2007) of Nuveen Investments, Inc., Nuveen
                                                                                        Asset Management and certain other
                                                                                        subsidiaries of Nuveen Investments, Inc.;
                                                                                        formerly, Director (1992-2006) of
                                                                                        Institutional Capital Corporation.

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

[] ROBERT P. BREMNER                                                                    Private Investor and Management Consultant.
   8/22/40                     Lead                  1997
   333 W. Wacker Drive         Independent           CLASS III             184
   Chicago, IL 60606           Board member

[] JACK B. EVANS                                                                        President, The Hall-Perrine Foundation, a
   10/22/48                                          1999                               private philanthropic corporation (since
   333 W. Wacker Drive         Board member          CLASS III             184          1996); Director and Vice Chairman, United
   Chicago, IL 60606                                                                    Fire Group, a publicly held company; Member
                                                                                        of the Board of Regents for the State of
                                                                                        Iowa University System; Director, Gazette
                                                                                        Companies; Life Trustee of Coe College and
                                                                                        Iowa College Foundation; Member of the
                                                                                        Advisory Council of the Department of
                                                                                        Finance in the Tippie College of Business,
                                                                                        University of Iowa; formerly, Director,
                                                                                        Alliant Energy; formerly, Director, Federal
                                                                                        Reserve Bank of Chicago; formerly, President
                                                                                        and Chief Operating Officer, SCI Financial
                                                                                        Group, Inc., a regional financial services
                                                                                        firm.

[] WILLIAM C. HUNTER                                                                    Dean, Tippie College of Business, University
   3/6/48                                            2004                               of Iowa (since July 2006); formerly, Dean
   333 W. Wacker Drive         Board member          CLASS II              184          and Distinguished Professor of Finance,
   Chicago, IL 60606                                                                    School of Business at the University of
                                                                                        Connecticut (2003-2006); previously, Senior
                                                                                        Vice President and Director of Research at
                                                                                        the Federal Reserve Bank of Chicago
                                                                                        (1995-2003); Director (since 1997), Credit
                                                                                        Research Center at Georgetown University;
                                                                                        Director (since 2004) of Xerox Corporation;
                                                                                        Director (since 2005), Beta Gamma Sigma
                                                                                        International Honor Society; Director, SS&C
                                                                                        Technologies, Inc. (May 2005-October 2005).


                                       32

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX     INCLUDING OTHER
                                                     AND TERM(2)    OVERSEEN BY         DIRECTORSHIPS
                                                                    BOARD MEMBER        DURING PAST 5 YEARS

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
[] DAVID J. KUNDERT                                                                     Director, Northwestern Mutual Wealth
   10/28/42                                          2005                               Management Company; Retired (since 2004) as
   333 W. Wacker Drive         Board member          CLASS II              182          Chairman, JPMorgan Fleming Asset Management,
   Chicago, IL 60606                                                                    President and CEO, Banc One Investment
                                                                                        Advisors Corporation, and President, One
                                                                                        Group Mutual Funds; prior thereto, Executive
                                                                                        Vice President, Banc One Corporation and
                                                                                        Chairman and CEO, Banc One Investment
                                                                                        Management Group; Member, Board of Regents,
                                                                                        Luther College; member of the Wisconsin Bar
                                                                                        Association; member of Board of Directors,
                                                                                        Friends of Boerner Botanical Gardens; member
                                                                                        of Investment Committee, Greater Milwaukee
                                                                                        Foundation.

[] WILLIAM J. SCHNEIDER                                                                 Chairman, formerly, Senior Partner and Chief
   9/24/44                                           1997                               Operating Officer (retired, 2004) of
   333 W. Wacker Drive         Board member          CLASS III             184          Miller-Valentine Partners Ltd., a real
   Chicago, IL 60606                                                                    estate investment company; Director, Dayton
                                                                                        Development Coalition; formerly, member,
                                                                                        Business Advisory Council, Cleveland Federal
                                                                                        Reserve Bank.

[] JUDITH M. STOCKDALE                                                                  Executive Director, Gaylord and Dorothy
   12/29/47                                          1997                               Donnelley Foundation (since 1994); prior
   333 W. Wacker Drive         Board member          CLASS I               184          thereto, Executive Director, Great Lakes
   Chicago, IL 60606                                                                    Protection Fund (from 1990 to 1994).

[] CAROLE E. STONE                                                                      Director, Chicago Board Options Exchange
   6/28/47                                           2007                               (since 2006); Chair New York Racing
   333 West Wacker Drive       Board member          CLASS I               184          Association Oversight Board (since 2005);
   Chicago, IL 60606                                                                    Commissioner, New York State Commission on
                                                                                        Public Authority Reform (since 2005);
                                                                                        formerly Director, New York State Division
                                                                                        of the Budget (2000-2004), Chair, Public
                                                                                        Authorities Control Board (2000-2004) and
                                                                                        Director, Local Government Assistance
                                                                                        Corporation (2000-2004).

OFFICERS OF THE FUND:

[] GIFFORD R. ZIMMERMAN                                                                 Managing Director (since 2002), Assistant
   9/9/56                      Chief                                                    Secretary and Associate General Counsel,
   333 W. Wacker Drive         Administrative        1988                  184          formerly, Vice President and Assistant
   Chicago, IL 60606           Officer                                                  General Counsel, of Nuveen Investments, LLC;
                                                                                        Managing Director (since 2002), Associate
                                                                                        General Counsel and Assistant Secretary, of
                                                                                        Nuveen Asset Management; Vice President and
                                                                                        Assistant Secretary of NWQ Investment
                                                                                        Management Company, LLC. (since 2002),
                                                                                        Nuveen Investments Advisers Inc. (since
                                                                                        2002), Symphony Asset Management LLC, and
                                                                                        NWQ Investment Management Company, LLC
                                                                                        (since 2003), Tradewinds Global Investors,
                                                                                        LLC, and Santa Barbara Asset Management, LLC
                                                                                        (since 2006); Nuveen HydePark Group LLC and
                                                                                        Richards & Tierney, Inc. (since 2007);
                                                                                        Managing Director, Associate General Counsel
                                                                                        and Assistant Secretary of Rittenhouse Asset
                                                                                        Management, Inc. (since 2003); Managing
                                                                                        Director (since 2004) and Assistant
                                                                                        Secretary (since 1994) of Nuveen
                                                                                        Investments, Inc.; formerly, Managing
                                                                                        Director (2002-2004), General Counsel
                                                                                        (1998-2004) and Assistant Secretary of
                                                                                        Nuveen Advisory Corp. and Nuveen
                                                                                        Institutional Advisory Corp.(3); Chartered
                                                                                        Financial Analyst.

[] WILLIAM ADAMS IV                                                                     Executive Vice President, U.S. Structured
   6/9/55                                                                               Products of Nuveen Investments, LLC, (since
   333 West Wacker Drive       Vice President        2007                  120          1999), prior thereto, Managing Director of
   Chicago, IL 60606                                                                    Structured Investments.


                                       33

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(4)   IN FUND COMPLEX     DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER

OFFICERS OF THE FUND:
[] CEDRIC H. ANTOSIEWICZ                                                                Managing Director, (since 2004) previously,
   1/11/62                                                                              Vice President (1993-2004) of Nuveen
   333 W. Wacker Drive         Vice President        2007                  120          Investments, LLC.
   Chicago, IL 60606

[] MICHAEL T. ATKINSON                                                                  Vice President (since 2002) of Nuveen
   2/3/66                      Vice President                                           Investments, LLC.
   333 W. Wacker Drive         and Assistant         2000                  184
   Chicago, IL 60606           Secretary

[] PETER H. D'ARRIGO                                                                    Vice President and Treasurer of Nuveen
   11/28/67                                                                             Investments, LLC and Nuveen Investments,
   333 W. Wacker Drive         Vice President        1999                  184          Inc.; Vice President and Treasurer of Nuveen
   Chicago, IL 60606                                                                    Asset Management (since 2002), Nuveen
                                                                                        Investments Advisers Inc. (since 2002); NWQ
                                                                                        Investment Management Company, LLC. (since
                                                                                        2002); Rittenhouse Asset Management, Inc.
                                                                                        (since 2003), Tradewinds NWQ Global
                                                                                        Investors, LLC (since 2006), Santa Barbara
                                                                                        Asset Management, LLC (since 2006) and
                                                                                        Nuveen HydePark Group, LLC and Richards
                                                                                        &Tierney, Inc. (since 2007); Treasurer of
                                                                                        Symphony Asset Management LLC (since 2003);
                                                                                        formerly, Vice President and Treasurer
                                                                                        (1999-2004) of Nuveen Advisory Corp. and
                                                                                        Nuveen Institutional Advisory Corp.(3),
                                                                                        Chartered Financial Analyst.

[] LORNA C. FERGUSON                                                                    Managing Director (since 2004), formerly,
   10/24/45                                                                             Vice President of Nuveen Investments, LLC,
   333 W. Wacker Drive         Vice President        1998                  184          Managing Director (2004) formerly, Vice
   Chicago, IL 60606                                                                    President (1998-2004) of Nuveen Advisory
                                                                                        Corp. and Nuveen Institutional Advisory
                                                                                        Corp.(3); Managing Director (since 2005) of
                                                                                        Nuveen Asset Management.

[] STEPHEN D. FOY                                                                       Vice President (since 1993) and Funds
   5/31/54                     Vice President                                           Controller (since 1998) of Nuveen
   333 W. Wacker Drive         and Controller        1998                  184          Investments, LLC; formerly, Vice President
   Chicago, IL 60606                                                                    and Funds Controller (1998-2004) of Nuveen
                                                                                        Investments, Inc.; Certified Public
                                                                                        Accountant.

[] WALTER M. KELLY                                                                      Senior Vice President (since 2008), Vice
   2/24/70                     Chief Compliance                                         President (2006-2008) formerly, Assistant
   333 West Wacker Drive       Officer and           2003                  184          Vice President and Assistant General Counsel
   Chicago, IL 60606           Vice President                                           (2003-2006) of Nuveen Investments, LLC; Vice
                                                                                        President (since 2006) and Assistant
                                                                                        Secretary (since 2008) of Nuveen Asset
                                                                                        Management.

[] DAVID J. LAMB                                                                        Vice President (since 2000) of Nuveen
   3/22/63                                                                              Investments, LLC; Certified Public
   333 W. Wacker Drive         Vice President        2000                  184          Accountant.
   Chicago, IL 60606

[] TINA M. LAZAR                                                                        Vice President of Nuveen Investments, LLC
   8/27/61                                                                              (since 1999).
   333 W. Wacker Drive         Vice President        2002                  184
   Chicago, IL 60606


                                       34

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER             PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS      OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(4)   IN FUND COMPLEX    DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER

OFFICERS OF THE FUND:

[] LARRY W. MARTIN                                                                     Vice President, Assistant Secretary and
   7/27/51                     Vice President                                          Assistant General Counsel of Nuveen
   333 W. Wacker Drive         and Assistant         1988                  184         Investments, LLC; Vice President (since
   Chicago, IL 60606           Secretary                                               2005) and Assistant Secretary of Nuveen
                                                                                       Investments, Inc.; Vice President (since
                                                                                       2005) and Assistant Secretary (since 1997)
                                                                                       of Nuveen Asset Management; Vice President
                                                                                       (since 2000), Assistant Secretary and
                                                                                       Assistant General Counsel (since 1998) of
                                                                                       Rittenhouse Asset Management, Inc.; Vice
                                                                                       President and Assistant Secretary of Nuveen
                                                                                       Investments Advisers Inc. (since 2002); NWQ
                                                                                       Investment Management Company, LLC (since
                                                                                       2002), Symphony Asset Management LLC (since
                                                                                       2003), Tradewinds Global Investors, LLC,
                                                                                       Santa Barbara Asset Management LLC (since
                                                                                       2006) and of Nuveen HydePark Group, LLC and
                                                                                       Richards &Tierney, Inc. (since 2007);
                                                                                       formerly, Vice President and Assistant
                                                                                       Secretary of Nuveen Advisory Corp. and
                                                                                       Nuveen Institutional Advisory Corp.(3)

[] KEVIN J. MCCARTHY                                                                   Managing Director (since 2008), formerly,
   3/26/66                     Vice President                                          Vice President (2007-2008), Nuveen
   333 W. Wacker Drive         and Secretary         2007                  184         Investments, LLC; Vice President, and
   Chicago, IL 60606                                                                   Assistant Secretary, Nuveen Asset
                                                                                       Management, Rittenhouse Asset Management,
                                                                                       Inc., Nuveen Investment Advisers Inc.,
                                                                                       Nuveen Investment Institutional Services
                                                                                       Group LLC, NWQ Investment Management
                                                                                       Company, LLC, Tradewinds Global Investors
                                                                                       LLC, NWQHoldings, LLC, Symphony Asset
                                                                                       Management LLC, Santa Barbara Asset
                                                                                       Management LLC, Nuveen HydePark Group, LLC
                                                                                       and Richards &Tierney, Inc. (since 2007);
                                                                                       Managing Director (since 2008), formerly,
                                                                                       Vice President (2007-2008) and Assistant
                                                                                       General Counsel, Nuveen Investments, Inc.
                                                                                       prior thereto, Partner, Bell, Boyd & Lloyd
                                                                                       LLP (1997-2007).

[] JOHN V. MILLER                                                                      Managing Director (since 2007), formerly,
   4/10/67                                                                             Vice President (2002-2007) of Nuveen
   333 W. Wacker Drive         Vice President        2007                  184         Investments, LLC; Chartered Financial
   Chicago, IL 60606                                                                   Analyst.

[] JAMES F. RUANE                                                                      Vice President, Nuveen Investments since
   7/3/62                      Vice President                                          2007; prior thereto, Partner, Deloitte &
   333 W. Wacker Drive         and Assistant         2007                  184         Touche USA LLP (since 2005), formerly,
   Chicago, IL 60606           Secretary                                               senior tax manager (since 2002); Certified
                                                                                       Public Accountant.

[] MARK L. WINGET                                                                      Vice President, Nuveen Investments, LLC
   12/21/68                    Vice President                                          (since 2008); Vice President and Assistant
   333 W. Wacker Drive         and Assistant         2008                  184         Secretary, Nuveen Asset Management,
   Chicago, IL 60606           Secretary                                               Rittenhouse Asset Management, Inc., Nuveen
                                                                                       Investment Advisers Inc., Nuveen Investment
                                                                                       Institutional Services Group LLC, NWQ
                                                                                       Investment Management Company, LLC,
                                                                                       Tradewinds Global Investors, LLC, NWQ
                                                                                       Holdings, LLC, Symphony Asset Management
                                                                                       LLC, Santa Barbara Asset Management, LLC,
                                                                                       Nuveen HydePark Group, LLC and Richards &
                                                                                       Tierney, Inc. (since 2008); Vice President
                                                                                       and Assistant General Counsel, Nuveen
                                                                                       Investments Inc. (since 2008); prior
                                                                                       thereto, Counsel, Vedder Price P.C.
                                                                                       (1997-2007).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, by reason of being the former Chairman and Chief Executive Officer of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries. It is expected that Mr. Schwertfeger will resign from the Board of Trustees by the end of the second quarter of 2008.

(2) Board Members serve three year terms. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
 EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT


[] AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

[] AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

[] AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity.

[] DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

[] MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

[] NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

[] TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

[] ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Other Useful INFORMATION


QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) the Fund's quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.


BOARD OF DIRECTORS
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carole E. Stone

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No common shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-------------------

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.


We offer many different investing solutions for our clients' different needs.

Managing $153 billion in assets, as of March 31, 2008, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.


Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


 Learn more about Nuveen Funds at:           www.nuveen.com/etf

                                             Share prices
                                             Fund details
                                             Daily financial news
                                             Investor education
                                             Interactive planning tools

                                                                     EAN-A-0308D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                     Nuveen Select Maturities Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

                                        AUDIT FEES BILLED      AUDIT-RELATED FEES           TAX FEES         ALL OTHER FEES
FISCAL YEAR ENDED                          TO FUND (1)         BILLED TO FUND (2)      BILLED TO FUND (3)    BILLED TO FUND
-----------------------------------------------------------------------------------------------------------------------------
March 31, 2008                               $ 11,018                 $ 0                   $ 500                 $ 0
-----------------------------------------------------------------------------------------------------------------------------
Percentage approved                                0%                  0%                      0%                  0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------------------
March 31, 2007                               $  9,674                 $ 0                   $   0                 $ 0
-----------------------------------------------------------------------------------------------------------------------------
Percentage approved                                0%                  0%                      0%                  0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

FISCAL YEAR ENDED                       AUDIT-RELATED FEES     TAX FEES BILLED TO        ALL OTHER FEES
                                       BILLED TO ADVISER AND      ADVISER AND           BILLED TO ADVISER
                                         AFFILIATED FUND        AFFILIATED FUND        AND AFFILIATED FUND
                                        SERVICE PROVIDERS      SERVICE PROVIDERS        SERVICE PROVIDERS
-------------------------------------------------------------------------------------------------------------
March 31, 2008                                 $ 0                    $ 0                     $ 0
-------------------------------------------------------------------------------------------------------------
Percentage approved                             0%                     0%                      0%
pursuant to
pre-approval
exception
-------------------------------------------------------------------------------------------------------------
March 31, 2007                                 $ 0                    $ 0                     $ 0
-------------------------------------------------------------------------------------------------------------
Percentage approved                             0%                     0%                      0%
pursuant to
pre-approval
exception
-------------------------------------------------------------------------------------------------------------

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

FISCAL YEAR ENDED                                             TOTAL NON-AUDIT FEES
                                                              BILLED TO ADVISER AND
                                                             AFFILIATED FUND SERVICE     TOTAL NON-AUDIT FEES
                                                             PROVIDERS (ENGAGEMENTS      BILLED TO ADVISER AND
                                                             RELATED DIRECTLY TO THE    AFFILIATED FUND SERVICE
                                       TOTAL NON-AUDIT FEES  OPERATIONS AND FINANCIAL     PROVIDERS (ALL OTHER
                                          BILLED TO FUND      REPORTING OF THE FUND)           ENGAGEMENTS)           TOTAL
----------------------------------------------------------------------------------------------------------------------------
March 31, 2008                                $ 500                    $ 0                        $ 0                  $ 500
March 31, 2007                                $   0                    $ 0                        $ 0                  $   0

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                  FUND
Paul Brennan          Nuveen Select Maturities Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                           TYPE OF ACCOUNT           NUMBER OF
PORTFOLIO MANAGER             MANAGED                ACCOUNTS    ASSETS
--------------------------------------------------------------------------------
Paul Brennan       Registered Investment Company      15         $14.395 billion
                   Other Pooled Investment Vehicles    0         $ 0
                   Other Accounts                      1         $1.1 million

* Assets are as of March 31, 2008. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of April 30, 2008, the S&P/Investortools Municipal Bond index was comprised of 51,827 securities with an aggregate current market value of $1,027 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the Registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the March 31, 2008, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                            DOLLAR RANGE OF
                                                                                            EQUITY SECURITIES
                                                                          DOLLAR RANGE OF   BENEFICIALLY OWNED
                                                                          EQUITY            IN THE REMAINDER OF
                                                                          SECURITIES        NUVEEN FUNDS MANAGED
                                                                          BENEFICIALLY      BY NAM'S MUNICIPAL
NAME OF PORTFOLIO MANAGER  FUND                                           OWNED IN FUND     INVESTMENT TEAM
---------------------------------------------------------------------------------------------------------------
Paul Brennan               Nuveen Select Maturities Municipal Fund        $0                $250,001-$500,000
---------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGER BIO:

Paul Brennan, CFA, CPA, became a portfolio manager of Flagship Financial Inc. in 1994, and subsequently became an Assistant Vice President of NAM upon the acquisition of Flagship Resources Inc. by Nuveen in 1997. He became Vice President of NAM in 2002. He currently manages investments for 16
Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Nuveen Select Maturities Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: June 6, 2008
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: June 6, 2008
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: June 6, 2008
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.